UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22805

ClearBridge American Energy MLP Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: August 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

FORM N-Q

AUGUST 31, 2014

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

Schedule of investments (unaudited)	August 31, 2014

SECURITY	SHARES/ UNITS	VALUE
MASTER LIMITED PARTNERSHIPS(a) - 137.9%
Crude/Refined Products Pipelines - 6.8%
Kinder Morgan Energy Partners LP	845,376	$81,477,339

Diversified Energy Infrastructure - 51.3%
Energy Transfer Partners LP	2,475,000	142,188,750
Enterprise Products Partners LP	2,646,340	107,520,794
Kinder Morgan Management LLC	894,669	87,427,055	(b)
ONEOK Partners LP	1,446,700	85,977,381
Regency Energy Partners LP	3,103,100	102,340,238
Williams Partners LP	1,600,000	84,816,000

Total Diversified Energy Infrastructure		610,270,218

Energy Equipment & Services - 1.9%
Transocean Partners LLC	801,000	22,836,510	*

Gathering/Processing - 35.9%
Atlas Pipeline Partners LP	1,123,920	41,506,366
Crestwood Midstream Partners LP	2,249,646	52,551,730
DCP Midstream Partners LP	885,771	50,116,923
Enable Midstream Partners LP	446,600	11,446,358
EnLink Midstream Partners LP	2,221,700	68,850,483
MarkWest Energy Partners LP	548,700	43,747,851
Midcoast Energy Partners LP	1,052,340	23,677,650
Summit Midstream Partners LP	404,000	22,333,120
Targa Resources Partners LP	1,279,982	95,230,661
Western Gas Partners LP	220,100	17,055,549

Total Gathering/Processing		426,516,691

Global Infrastructure - 5.4%
Brookfield Infrastructure Partners LP	1,500,000	63,675,000

Liquids Transportation & Storage - 16.0%
Buckeye Partners LP	891,600	70,436,400
Enbridge Energy Partners LP	2,500,005	90,800,181
Plains All American Pipeline LP	481,401	28,850,362

Total Liquids Transportation & Storage		190,086,943

Natural Gas Transportation & Storage - 14.4%
Cheniere Energy Partners LP	206,556	6,837,004
Cypress Energy Partners LP	375,000	9,423,750	(c)
El Paso Pipeline Partners LP	2,051,200	85,247,872
Spectra Energy Partners LP	662,400	37,750,176
TC Pipelines LP	549,700	32,223,414

Total Natural Gas Transportation & Storage		171,482,216

Offshore - 0.8%
Dynagas LNG Partners LP	400,000	9,676,000

Propane - 3.7%
AmeriGas Partners LP	619,151	28,648,117
Suburban Propane Partners LP	337,900	15,026,413

Total Propane		43,674,530

Shipping - 3.6%
Teekay LNG Partners LP	1,000,567	43,424,608

See Notes to Schedule of Investments.

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	VALUE
TOTAL INVESTMENTS - 139.8% (Cost - $1,333,886,323#)	$1,663,120,055
Liabilities in Excess of Other Assets - (39.8)%	(473,892,455)

TOTAL NET ASSETS - 100.0%	$1,189,227,600

*	Non-income producing security.

(a)	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowing outstanding and any additional expenses.

(b)	Payment-in-kind security receives stock dividends in the form of additional shares.

(c)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At August 31, 2014, the total market value of Affiliated Companies was $9,423,750, and the cost was $7,238,163 (See Note 4).

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge American Energy MLP Fund Inc. (the “Fund”) was incorporated in Maryland on February 21, 2013 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return, with an equal emphasis on current distributions and capital appreciation. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLPs in the energy sector (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, and debt securities of MLPs. Entities in the energy sector are engaged in the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

Notes to Schedule of Investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Master limited partnerships†	$1,663,120,055	—	—	$1,663,120,055

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Notes to Schedule of Investments (unaudited) (continued)

(d) Concentration risk. Concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.

(e) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$329,233,732
Gross unrealized depreciation	—

Net unrealized appreciation	$329,233,732

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended August 31, 2014, the Fund did not invest in any derivative instruments.

4. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the period ended August 31, 2014:

		Purchased		Sold
Company	Affiliate Value at 11/30/13	Cost	Shares/Par	Cost	Shares/Par	Return of Capital	Affiliate Value at 8/31/14	Realized Gain/Loss
Cypress Energy Partners LP	—	$7,500,000	375,000	—	—	$261,837	$9,423,750	—

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ClearBridge American Energy MLP Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: October 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: October 23, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: October 23, 2014